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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-51168) and Form S-8 (Nos. 333-91339, 333-37730)
of Retek Inc. of our report dated September 9, 1999 relating to the financial statements of Retek Logistics, Inc., which appears in this Form 10-K.





PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 30, 2001